Exhibit 10.8 AMCOR RIGID PLASTICS DEFERRED COMPENSATION PLAN (As Amended and Restated Effective as of January 1, 2013) McDermott Will & Emery LLP Chicago

TABLE OF CONTENTS PAGE SECTION 1 ................................................................................................................................ 1  Establishment and Purpose ............................................................................................ 1  1.1  Establishment ......................................................................................... 1  1.2  Purpose ................................................................................................... 1  SECTION 2 ................................................................................................................................ 2  Definitions...................................................................................................................... 2  2.1  Account or Accounts .............................................................................. 2  2.2  Affiliate .................................................................................................. 2  2.3  Beneficiary ............................................................................................. 2  2.4  Board of Directors.................................................................................. 2  2.5  Bonus Contributions .............................................................................. 2  2.6  Code ....................................................................................................... 2  2.7  Committee .............................................................................................. 2  2.8  Company ................................................................................................ 3  2.9  Compensation ........................................................................................ 3  2.10  Disability ................................................................................................ 3  2.11  Effective Date ........................................................................................ 3  2.12  Eligible Employee .................................................................................. 3  2.13  Employee ............................................................................................... 4  2.14  Employee Contributions ........................................................................ 4  2.15  Employer ................................................................................................ 4  2.16  Employer Contributions ......................................................................... 4  2.17  Employer Make-Up Matching Contributions ........................................ 4  2.18  Employer Make-Up Pension Contributions ........................................... 4  2.19  Employer Special Contributions ............................................................ 4  2.20  Employer 10% Target Contributions ..................................................... 4  2.21  ERISA .................................................................................................... 4  2.22  Forfeitures .............................................................................................. 5  2.23  Grandfathered Accounts ........................................................................ 5  2.24  Investment Committee ........................................................................... 5  2.25  Investment Fund..................................................................................... 5  2.26  Participant .............................................................................................. 5  2.27  Pension Plan ........................................................................................... 5  2.28  Plan ........................................................................................................ 5  2.29  Plan Year ................................................................................................ 5  2.30  Salary Deferral Contributions ................................................................ 5  2.31  Savings Plan ........................................................................................... 6  2.32  Savings Plan Employer Discretionary Matching Contributions.......................................................................................... 6  2.33  Savings Plan New Employer Matching Contributions .......................... 6  2.34  Savings Plan Retirement Savings Contributions ................................... 6

TABLE OF CONTENTS (continued) PAGE 2.35  Trust ....................................................................................................... 6  2.36  Trustee.................................................................................................... 6  2.37  409A Accounts ....................................................................................... 6  SECTION 3 ................................................................................................................................ 7  Eligibility and Participation ........................................................................................... 7  3.1  Eligibility ............................................................................................... 7  3.2  Participation ........................................................................................... 7  SECTION 4 ................................................................................................................................ 8  Contributions.................................................................................................................. 8  4.1  Long-Term Incentive Plan Contributions .............................................. 8  4.2  Salary Deferral Contributions ................................................................ 8  4.3  Bonus Contributions .............................................................................. 8  4.4  Employer Make-Up Matching Contributions ........................................ 9  4.5  Employer Make-Up Pension Contributions ........................................... 9  4.6  Employer Special Contributions .......................................................... 10  4.7  Employer 10% Target Contributions ................................................... 10  SECTION 5 .............................................................................................................................. 12  Accounting and Vesting ............................................................................................... 12  5.1  Vesting ................................................................................................. 12  5.2  Termination for Cause or Violation of Non-Compete Restrictions .......................................................................................... 13  5.3  Forfeitures ............................................................................................ 13  5.4  Allocation of Employee Contributions and Employer Contributions........................................................................................ 13  5.5  Accounts .............................................................................................. 13  SECTION 6 .............................................................................................................................. 15  Funding and Investments ............................................................................................. 15  6.1  Trust Fund ............................................................................................ 15  6.2  Investment Fund Elections ................................................................... 15  6.3  Expenses .............................................................................................. 15  SECTION 7 .............................................................................................................................. 16  Timing and Form of Payment ...................................................................................... 16  7.1  Participant’s Grandfathered Accounts ................................................. 16  7.2  Employee Contributions in 409A Accounts ........................................ 16  7.3  Employer Contributions in 409A Accounts ......................................... 17  7.4  Hardship Distributions ......................................................................... 18  7.5  Payments After Death .......................................................................... 19  -ii-

TABLE OF CONTENTS (continued) PAGE 7.6  Payments Upon Disability ................................................................... 19  7.7  Special Distribution Rules for 409A Accounts .................................... 19  7.8  Designation of Beneficiary .................................................................. 20  7.9  Facility of Payment .............................................................................. 20  7.10  Unclaimed Benefits .............................................................................. 20  SECTION 8 .............................................................................................................................. 21  Nature of Interest of Participant ................................................................................... 21  SECTION 9 .............................................................................................................................. 22  Administration ............................................................................................................. 22  9.1  Committee ............................................................................................ 22  9.2  Powers of the Administrative and Investment Committees ................. 22  9.3  Withholding ......................................................................................... 22  9.4  Claims Procedures ............................................................................... 23  9.5  Disability Claims Procedures ............................................................... 23  9.6  Liability ................................................................................................ 24  9.7  Finality of Committee Determinations ................................................ 25  9.8  Governing Law .................................................................................... 25  SECTION 10 ............................................................................................................................ 26  No Employment Rights................................................................................................ 26  SECTION 11 ............................................................................................................................ 27  Change in Control ........................................................................................................ 27  11.1  Amounts Held in Grandfathered Accounts .......................................... 27  11.2  Amounts Held in 409A Accounts ........................................................ 27  SECTION 12 ............................................................................................................................ 28  Amendment, Suspension, and Termination ................................................................. 28  -iii-

AMCOR RIGID PLASTICS DEFERRED COMPENSATION PLAN (As Amended and Restated as of January 1, 2013) SECTION 1 Establishment and Purpose 1.1 Establishment Schmalbach-Lubeca Plastic Containers USA, Inc. established, for the benefit of Participants, this unfunded deferred compensation plan, which was originally effective on September 5, 2000 and was known as the Schmalbach-Lubeca Plastic Containers USA, Inc. Deferred Compensation Plan. Following the stock purchase of Schmalbach-Lubeca Plastic Containers USA, Inc. by Amcor Limited and Twinpack (USA) Inc. on October 24, 2002, the name of the company was changed to Amcor PET Packaging USA, Inc. and this plan became known as the Amcor PET Packaging Deferred Compensation Plan. The Plan was amended and restated effective as of January 1, 2005 to comply with Section 409A of the Code and to make various other Plan design changes. It is the intent of the Company that all contributions described in Section 4 hereunder and allocated to a Participant’s Accounts in accordance with Section 5 that are attributable to services performed for the Employer on and after January 1, 2005 will be subject to, and comply with, Section 409A of the Code. Amounts deferred under the Plan that are attributable to services performed for the Employer prior to January 1, 2005 will be grandfathered and will be governed by the Plan provisions in effect prior to January 1, 2005. On March 5, 2010, Amcor PET Packaging USA, Inc. changed its name to Amcor Rigid Plastics USA, Inc. On January 1, 2011, the Plan changed its name to the Amcor Rigid Plastics Deferred Compensation Plan. The Plan as set forth herein is an amendment and restatement effective as of January 1, 2013. 1.2 Purpose The Plan is maintained for the purpose of providing deferred compensation for a select group of management and highly compensated key employees of the Company.

SECTION 2 Definitions The following words and phrases as used in this Plan have the following meanings: 2.1 Account or Accounts The term “Account” or “Accounts” means a Participant’s individual accounts (Grandfathered, 409A or both if applicable) as described in Section 5 of the Plan. 2.2 Affiliate “Affiliate” means the Company and any affiliated or related corporation that is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code) that includes the Company or any trade or business (whether or not incorporated) which is under the common control of the Company (within the meaning of Section 414(b), (c) or (m) of the Code). 2.3 Beneficiary The term “Beneficiary” or “Beneficiaries” means the person or persons entitled to receive the balance credited to a Participant’s Account under the Plan upon the death of the Participant, as provided in subsection 7.5. 2.4 Board of Directors The term “Board of Directors” means the Board of Directors of the Company, as from time to time constituted. 2.5 Bonus Contributions The term “Bonus Contributions” means the contributions by an Eligible Employee described in subsection 4.3 of the Plan. 2.6 Code The term “Code” means the Internal Revenue Code of 1986, as amended, and any regulations and other guidance issued thereunder. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section. 2.7 Committee The term “Committee” means the administrative committee appointed to administer executive employee benefit plans of the Company by resolution of the Company’s Board of Directors. -2-

2.8 Company The term “Company” means Amcor Rigid Plastics USA, Inc. 2.9 Compensation The term “Compensation” for purposes of determining Salary Deferral Contributions means an Employee’s Compensation as defined in the Savings Plan for purposes of all plan contributions (other than Retirement Savings Contributions), but: (i) without the limitations imposed by Section 401(a)(17) of the Code (adjusted for cost of living increases), and (ii) excluding bonuses, performance incentives, or payments under the Amcor Management Incentive Plan. ‘Compensation’ for purposes of determining Employer Contributions shall be the same as Compensation for purposes of determining Salary Deferral Contributions but shall include amounts in item (ii) in the prior sentence. Notwithstanding the foregoing, if the Employee is transferred to employment with an Affiliate but remains an Eligible Employee pursuant to subsection 2.12, then the Employee’s Compensation shall include only those amounts described above that are paid by an Employer after such transfer for purposes of calculating all contributions under the Plan. However, if the Employee is transferred to a non- U.S. Affiliate, then the Employee’s Compensation for purposes of Employer Contributions shall be the Employee’s notional salary and variable pay as determined by the Committee. 2.10 Disability With respect to a Participant’s Grandfathered Accounts, the term “Disability” means the Committee’s determination, in its sole discretion, that the Participant has incurred a disability. With respect to a Participant’s 409A Accounts, the term “Disability” means the Participant by reason of any medically determinable physical or mental impairment, which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, either is unable to engage in any substantial gainful activity or is receiving income replacement benefits for a period of at least 3 months under an accident and health plan of an Employer. 2.11 Effective Date The term “Effective Date” means January 1, 2013. The term “Original Effective Date” means September 5, 2000. 2.12 Eligible Employee The term “Eligible Employee” means a highly compensated employee of an Employer as described in subsection 3.1 of the Plan; provided that an Eligible Employee includes: (i) only individuals who are on an Employer’s U.S. payroll, and (ii) only a member of a select group of highly compensated employees as defined in sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. However, an Eligible Employee who is transferred to employment with an Affiliate either within or outside the United States shall remain an Eligible Employee for all Plan purposes to the extent so designated by the Committee. -3-

2.13 Employee The term “Employee” means an individual who is employed by one of the Employers as a common-law employee. 2.14 Employee Contributions The term “Employee Contributions” means an Eligible Employee’s contributions to the Plan as described in subsections 4.1 through 4.3. 2.15 Employer The term “Employer” means the Company, a division of the Company, an Affiliate of the Company, or a division of a Company Affiliate that adopts the Plan with the permission of the Company. 2.16 Employer Contributions The term “Employer Contributions” means Employer Make-Up Matching Contributions, Employer Make-Up Pension Contributions, Employer Special Contributions, and Employer 10% Target Contributions as described in subsections 4.4, 4.5, 4.6, and 4.7 of the Plan. 2.17 Employer Make-Up Matching Contributions The term “Employer Make-Up Matching Contributions” means the contributions by the Employer described in subsection 4.4 of the Plan. 2.18 Employer Make-Up Pension Contributions The term “Employer Make-Up Matching Contributions” means the contributions by the Employer described in subsection 4.5 of the Plan. 2.19 Employer Special Contributions The term “Employer Special Contributions” means the contributions by the Employer described in subsection 4.6 of the Plan. 2.20 Employer 10% Target Contributions The term “Employer 10% Target Contributions” means the contributions by the Employer described in subsection 4.7 of the Plan. 2.21 ERISA The term “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section. -4-

2.22 Forfeitures The term “Forfeitures” means the amount by which a Participant’s Employer Make- Up Matching Contributions, Employer Make-Up Pension Contributions, Employer Special Contributions, and Employer 10% Target Contributions are reduced under subsections 5.1 or 5.2 of the Plan. 2.23 Grandfathered Accounts The term “Grandfathered Accounts” means Accounts that hold Employee Contributions, and applicable earnings or losses, that relate to services rendered to an Employer prior to January 1, 2005. 2.24 Investment Committee The term “Investment Committee” means the Investment Committee appointed to manage the investments, assets, and funding of executive retirement plans of the Company by resolution of the Company’s Board of Directors. 2.25 Investment Fund The term “Investment Fund” means an investment fund selected by the Investment Committee under subsection 6.1. 2.26 Participant The term “Participant” means an Eligible Employee who is participating in the Plan in accordance with subsection 3.2. By becoming a Participant, each Participant agrees to be bound by the provisions of the Plan and the determinations of the Company and the Committee hereunder. 2.27 Pension Plan The term “Pension Plan” means the Amcor Rigid Plastics Pension Plan. 2.28 Plan The term “Plan” means the Amcor Rigid Plastics Deferred Compensation Plan as set forth herein and as it may be amended from time to time. 2.29 Plan Year The term “Plan Year” means the calendar year. 2.30 Salary Deferral Contributions The term “Salary Deferral Contributions” means the contributions by an Eligible Employee described in subsection 4.2 of the Plan. -5-

2.31 Savings Plan The term “Savings Plan” means the Amcor Rigid Plastics Savings and Investment Plan. 2.32 Savings Plan Employer Discretionary Matching Contributions The term “Savings Plan Employer Discretionary Matching Contributions” means the employer discretionary matching contributions (as defined in the Savings Plan) made under the Savings Plan on behalf of each Employee eligible for such contribution. 2.33 Savings Plan New Employer Matching Contributions The term “Savings Plan New Employer Matching Contributions” means the new employer matching contributions (as defined in the Savings Plan) made under the Savings Plan on behalf of each Employee eligible for such contribution. 2.34 Savings Plan Retirement Savings Contributions The term “Savings Plan Retirement Savings Contributions” means the retirement savings contributions (as defined in the Savings Plan) made under the Savings Plan on behalf of each Employee eligible for such contribution. 2.35 Trust The term “Trust” means any trust agreement established between the Company and the Trustee which implements and forms a part of the Plan. If plan contributions and benefits are held and invested in a Trust, then such contributions and benefits are subject to the terms of the Trust. 2.36 Trustee The term “Trustee” means the trustee appointed under the Trust from time to time. 2.37 409A Accounts The term “409A Accounts” means Accounts that hold Employee Contributions and Employer Contributions, and applicable earnings or losses, that relate to services rendered to the Employer on and after January 1, 2005. -6-

SECTION 3 Eligibility and Participation 3.1 Eligibility Each Plan Year, the Committee will determine those Employees who are Eligible Employees. Eligible Employee generally means an Employee of an Employer whose annualized base compensation and bonus is expected to exceed the limitations of Section 414(q) of the Code ($105,000, as adjusted from time to time) in the current year and who is considered part of key management personnel. An Employee may be an Eligible Employee to make Employee Contributions, to receive Employer Make-Up Matching Contributions, to receive Employer Make-Up Pension Contributions, to receive Employer Special Contributions, or to receive Employer 10% Target Contributions, as the Committee determines. 3.2 Participation An Eligible Employee who is selected as eligible to make Employee Contributions to the Plan shall commence participation in the Plan as of the later of the Eligible Employee’s designation as an Eligible Employee or the date an Eligible Employee elects to make Employee Contributions. An Eligible Employee may elect to make Employee Contributions to the Plan by filing an election with the Committee in accordance with Section 4. Once an Eligible Employee makes an election, the election remains in effect in accordance with Section 4. An Eligible Employee who is selected to receive Employer Make-Up Matching Contributions, Employer Make-Up Pension Contributions, Employer Special Contributions, and/or Employer 10% Target Contributions shall commence participation in the Plan as of the Eligible Employee’s designation as an Eligible Employee. The fact that a Participant is eligible to make Employee Contributions or to receive Employer Make-Up Matching Contributions, Employer Make-Up Pension Contributions, Employer Special Contributions, and/or Employer 10% Target Contributions (or a certain level of Employer Contributions) in one Plan Year does not guarantee the Participant the right to make or receive such Employee Contributions or Employer Contributions (or level of Employer Contributions) in any other Plan Year. The Committee may terminate or suspend the participation of any Eligible Employee at any time. However, except as provided in subsections 5.1 and 5.2, a Participant’s suspension or termination from the Plan shall not reduce the Account balances of a Participant. An Eligible Employee shall cease to be a Participant when the Eligible Employee’s employment is terminated with all Employers and their Affiliates and the Eligible Employee’s vested Account balance is distributed to the Eligible Employee or the Eligible Employee’s Beneficiaries. -7-

SECTION 4 Contributions 4.1 Long-Term Incentive Plan Contributions Prior to January 1, 2005, the Employers maintained the Amcor PET Packaging USA, Inc. Long-Term Incentive Plan (“LTIP”). An Eligible Employee who received long-term incentive awards from the LTIP may have elected to defer all or a portion of such awards into the Plan on or after the Plan’s Original Effective Date. An Eligible Employee also may have elected to defer into the Plan, by September 30, 2000, a stock appreciation rights payment from the LTIP received as a result of a change in control. Any such long-term incentive or stock appreciation rights contributions are part of a Participant’s Grandfathered Account. 4.2 Salary Deferral Contributions The Plan permits Salary Deferral Contributions of between 1% and 50% of an Eligible Employee’s Compensation. A newly designated Eligible Employee who is selected as eligible to make Employee Contributions to the Plan may elect to make Salary Deferral Contributions by making an election in accordance with the Committee’s procedures within 30 days of such eligibility, which election shall be effective on a prospective basis beginning with the payroll period that occurs as soon as administratively feasible following completion of the election. All other Eligible Employees may elect Salary Deferral Contributions by making an election in accordance with the Committee’s procedures by the December 15th prior to the beginning of a Plan Year, which election shall be effective beginning the following January 1. All elections are effective for one Plan Year and are irrevocable for a Plan Year once made. However, if a Participant receives a hardship distribution under the Savings Plan, such Participant’s Salary Deferral Contribution election shall automatically be cancelled for the remainder of the calendar year in which the hardship distribution is received. Such Participant’s Salary Deferral Contributions shall be suspended automatically for a period of six months following receipt of the hardship distribution and such Participant may not resume making Salary Deferral Contributions until the January 1 following the expiration of the six-month suspension period. 4.3 Bonus Contributions The Plan permits Bonus Contributions of between 1% and 100% of an Eligible Employee’s bonus paid from an Employer’s U.S. payroll. A newly designated Eligible Employee who is selected as eligible to make Employee Contributions to the Plan may elect to make Bonus Contributions by making an election in accordance with the Committee’s procedures within 30 days of such eligibility, which election shall be effective on a prospective basis beginning with the payroll period that occurs as soon as administratively feasible following completion of the election. All other Eligible Employees may elect Bonus Contributions by making an election in accordance with the Committee’s procedures by December 15th, which election shall be effective for bonuses earned during any Employer’s fiscal year that ends after such date, provided that such election is made no later than six months prior to the end of the service period to which it relates. If an Eligible Employee is -8-

awarded a bonus or incentive pay or an award under the Amcor PET Packaging Management Incentive Plan, the Eligible Employee may elect to defer all or a portion of such award, provided that such election is made in the manner prescribed by the Committee. Such election will be irrevocable once made. Beginning on the January 1, 2005, a Participant’s election to defer all or a portion of a performance-based bonus attributable to services performed over a period of twelve months or more must be made no later than six months prior to the end of such 12-month period. 4.4 Employer Make-Up Matching Contributions Effective as of January 1, 2005, the Employer may, in its sole discretion, make a contribution each Plan Year to Eligible Employees in the amount necessary to provide such Participants with the employer matching contributions they will not receive under the Savings Plan due to: (i) the limitation of Section 401(a)(17) of the Code, (ii) the limitations of Section 415 of the Code, and (iii) the fact that a Participant’s Employee Contributions into this Plan are not included as compensation for purposes of determining contributions under the Savings Plan (“Employer Make-Up Matching Contributions”). However, to receive Employer Make- Up Matching Contributions in a Plan Year, an Eligible Employee must contribute the maximum amount allowable by law or the Employer under the Savings Plan. 4.5 Employer Make-Up Pension Contributions Effective as of January 1, 2005 and prior to January 1, 2012, the Employer may, in its sole discretion, make a contribution each Plan Year to Eligible Employees in the amount necessary to provide such Participants with the approximate benefits they will not receive under the Pension Plan due to: (i) the limitations of Section 401(a)(17) of the Code, (ii) the limitations of Section 415 of the Code, and (iii) the fact that a Participant’s Employee Contributions into this Plan are not included as compensation for purposes of benefit accruals under the Pension Plan (“Employer Make-Up Pension Contributions”). The Employer may, in its sole discretion, choose not to make such a contribution in any Plan Year for some or all Participants. The Employer may, in its sole discretion, chose to make a contribution in any Plan Year for some or all Participants of less than the full amount necessary to make up the Pension Plan benefits due to items (i) through (iii) above. The following provisions and assumptions shall govern the determination of a Participant’s Employer Make-Up Pension Contributions: (a) For purposes of determining the amount of a Participant’s Employer Make-Up Pension Contributions each Plan Year, the Employer shall assume that the Participant will terminate employment and begin receiving benefits from the Pension Plan at the later of age 60 or the Participant’s attainment of five years of service (as defined in the Pension Plan), which benefits shall be assumed to be reduced for early commencement unless the Participant has attained age 65 and completed 5 years of service. If a Participant terminates employment after age 55 and completion of 5 years of service but prior to age 60, the Participant will receive a lesser amount of Employer Make-Up Pension Contributions than if the Participant had remained employed until age 60. If a Participant who is eligible for Employer Make-Up Pension Contributions remains employed by -9-

an Employer until age 60 and completion of 5 years of service, the Participant will continue to receive Employer Make-Up Pension Contributions past such date to account for the Participant’s service after such date. (b) For purposes of determining the amount of a Participant’s Employer Make-Up Pension Contribution each Plan Year, the Employer will base contributions on Compensation, the GAM 94 mortality table, and assumed Compensation increases of inflation plus 1.5%, provided that all actuarial assumptions may vary as the Committee determines advisable. The Employer will hypothetically assume that prior Employer Make-Up Pension Contributions on behalf of such Participant will increase at an earnings rate specified by the Committee, which as of January 1, 2005 equals the average of the 10-year Treasury US government securities plus 2%, notwithstanding the fact that the Participant’s Employer Make-Up Pension Contributions will be invested in the investment funds selected by the Participant in accordance with subsection 6.2 of the Plan. (c) Employer Make-Up Pension Contributions for eligible Participants will be fully funded by the Employer at the later of: (i) the Participant’s attainment of age 60, or (ii) the Participant’s completion of five years of service (as defined under the Pension Plan). However, if a Participant continues employment after age 60, the Committee shall determine the procedures for future funding of such Participant’s benefit. 4.6 Employer Special Contributions The Employer may, in its sole discretion, make an additional Employer Special Contribution in any Plan Year to Eligible Employees in any amount determined by the Committee. 4.7 Employer 10% Target Contributions Effective as of January 1, 2008, the Employer may, in its sole discretion, make a contribution each Plan Year to Eligible Employees to provide such Participant with a supplemental retirement savings contribution (“Employer 10% Target Contribution”). A Participant’s Employer 10% Target Contribution for the Plan Year shall equal 10% of the sum of the Participant’s Compensation for the Plan Year, reduced by all of the following that are paid or accrued (or deemed paid or accrued as described below) for the same Plan Year: (a) Savings Plan Retirement Savings Contributions; (b) Savings Plan New Employer Matching Contributions; (c) Savings Plan Employer Discretionary Matching Contributions; and (d) the Employer portion of the Social Security tax on the Eligible Employee's Compensation for the Old-Age, Survivors and Disability Insurance (“OASDI”) -10-

program, which amount is currently 6.2% of the Eligible Employee's Compensation. For purposes of items (b) and (c), the Participant shall be deemed to have made the maximum employee contribution under the Savings Plan, and have received the maximum matching contribution available under the Savings Plan based upon such deemed employee contribution, regardless of the Participant’s actual contribution rate. -11-

SECTION 5 Accounting and Vesting 5.1 Vesting Except as provided in subsection 5.2, a Participant will fully vest in his Plan Accounts as follows: (a) A Participant will be fully vested at all times in the Participant’s own Employee Contributions held in the Participant’s Accounts. (b) A Participant will fully vest in his Employer Special Contributions in his Accounts upon completion of five years of service (as defined under the Pension Plan). (c) A Participant will fully vest in his Employer 10% Target Contributions in his Accounts as follows: Years of Vested Service Percentage Less than 1 0% 1 20% 2 40% 3 60% 4 80% 5 or more 100% Years of service used to determine vesting in Employer 10% Target Contributions is defined under the Savings Plan. (d) A Participant will fully vest in his Employer Make-Up Matching Contributions and Employer Make-Up Pension Contributions upon the later of: (i) the Participant’s attainment of age 55, or (ii) the Participant’s completion of 5 years of service (as defined under the Pension Plan). In addition, all of a Participant’s Employer Contributions will fully vest upon the Participant’s death or Disability while actively employed by an Employer. Even if fully vested, a Participant will not receive the entire amount of Employer Make-up Pension Contributions deemed necessary to make up the Participant’s Pension Plan benefit if the Participant terminates employment prior to age 60. A Participant who terminates employment other than by reason of death or Disability prior to vesting in his Employer Contributions shall forfeit 100% of his Employer Contributions. -12-

5.2 Termination for Cause or Violation of Non-Compete Restrictions Notwithstanding any provisions in the Plan to the contrary, any Participant terminated for cause shall forfeit 100% of the Participant’s Accounts. A Participant is terminated for cause when, in the sole discretion of the Committee, such Participant is terminated as a result of: (i) fraud, misappropriation, or embezzlement of Employer funds or property, or (ii) the Participant’s intentional and material damage to the property of an Employer or an Affiliate. In addition, any Participant who works for, counsels, advises, or otherwise assists a person, entity or business that is a “competing business,” before or after the Participant’s separation from service (within the meaning of Section 409A of the Code and the regulations, notices and other guidance thereunder, including death) from an Employer, shall forfeit 100% of the Participant’s Employer Contributions. If the Participant has already received a partial distribution of the Participant’s Employer Contributions when the Participant performs services for a competing business, or when the Employer learns that the Participant performed services for a competing business, the Participant shall forfeit 100% of any unpaid portion of the Participant’s Employer Contributions. For purposes of the Plan, a “competing business” is any person’s, firm, corporation, or entity engaged in, or conducting business which is the same as, or competing with, the business being conducted by the Company as determined in the Committee’s discretion. 5.3 Forfeitures All Forfeitures shall be used to reduce Employer Contributions for the current Plan Year or succeeding Plan Years, or shall be used to pay reasonable administrative expenses of the Plan. 5.4 Allocation of Employee Contributions and Employer Contributions The total amount, if any, of Salary Deferral Contributions, Bonus Contributions, Employer Make-Up Matching Contributions, Employer Make-Up Pension Contributions, Employer Special Contributions, and Employer 10% Target Contributions for any Plan Year made on behalf of a Participant will be allocated to the Participant’s Accounts periodically as determined by the Committee. 5.5 Accounts The Employer shall establish and maintain one or more Accounts described in subsection 5.4 in the name of each Participant. Grandfathered Accounts will remain separate from 409A Accounts. Except as otherwise specifically provided herein, Employer Contributions shall be held in 409A Accounts. Beginning in 2007, the Plan shall use class- year accounting, and contributions made by or on behalf of each Participant shall be held in separate subaccounts within the Participant’s 409A Accounts. Each Participant’s Accounts will be credited with earnings, losses, distributions and contributions as of each accounting date established by the Investment Committee. All amounts which are credited to a Participant’s Accounts shall be credited solely for purposes of accounting and computation and shall remain Employer assets subject to the claims of the Employer’s general creditors. A -13-

Participant shall have an interest or right in the Participant’s Accounts only as provided under the Plan. -14-

SECTION 6 Funding and Investments 6.1 Trust Fund The Trust shall hold all assets of the Plan. The Trust shall consist of such investments or funds as the Investment Committee shall determine from time to time. Pending investment, reinvestment or distribution of assets, the Trustee may temporarily retain assets of any Investment Fund in cash, commercial paper, short-term obligations, or common or collective short-term investment funds. The Investment Committee may direct the Trustee to establish or terminate an Investment Fund as it shall from time to time consider appropriate. 6.2 Investment Fund Elections A Participant may elect to invest all or a portion of the Participant’s Account in one or more Investment Funds selected by the Investment Committee. A Participant also may elect to change or transfer the Participant’s Account balances to one or more other Investment Funds. All investment elections shall be made at the time and in the manner prescribed by the Investment Committee and shall be effective only at the Investment Committee’s discretion and as prescribed by the Investment Committee. A Participant will have the opportunity to make two separate investment elections: (i) one with respect to the Participant’s Employer Contributions, and (ii) one with respect to the Participant’s Employee Contributions. 6.3 Expenses The Investment Committee shall determine whether expenses incurred in administering the Plan shall be paid from the Trust or by the Employers in such proportions and allocations as the Investment Committee determines. -15-

SECTION 7 Timing and Form of Payment 7.1 Participant’s Grandfathered Accounts A Participant may elect the timing and form of payment for the Participant’s Grandfathered Accounts by completing a benefit election form prescribed by the Committee. A Participant may elect to receive the Participant’s Grandfathered Accounts as of: (i) the Participant’s termination of employment, or (ii) a specified date elected by the Participant. If a Participant terminates service from all Employers and their Affiliates prior to retirement, the Participant will receive a distribution of the Participant’s Grandfathered Account in a lump sum. If a Participant requests a distribution prior to service termination, or if a Participant terminates service due to retirement or Disability, a Participant’s Grandfathered Account may be distributed in: (i) a lump sum, or (ii) substantially equal annual installments payable at the Participant’s election over a one-year to ten-year period specified by the Participant. The benefit election form will be valid as to all amounts in a Participant’s Grandfathered Accounts unless the Participant alters the Participant’s benefit election form, provided that a Participant must submit a revised benefit election form at least 12 months prior to a distribution. If a Participant fails to make a selection among the available forms of payment, the Participant shall receive payment in a lump sum. The Committee shall determine if a Participant’s termination is due to retirement or Disability. 7.2 Employee Contributions in 409A Accounts Prior to the allocation of Employee Contributions to the Participant’s 409A Accounts, a Participant must elect the timing and form of payment for such Employee Contributions from the Participant’s 409A Accounts by completing a distribution election form in accordance with procedures prescribed by the Committee (the “Initial Election”). Beginning with contributions for 2007, a Participant shall make a separate distribution election for each year of Employee Contributions. A Participant may elect that the Employee Contributions in the Participant’s 409A Accounts be distributed upon the earlier of: (i) the first day of the seventh month following the Participant’s separation from service (within the meaning of Section 409A of the Code and the regulations, notices and other guidance thereunder, including death) from the Employer, or (ii) a specific date elected by the Participant. The Employee Contributions in a Participant’s 409A Accounts may be distributed in: (i) a lump sum, or (ii) substantially equal annual installments payable at the Participant’s election over a two-year to ten-year period specified by the Participant. For purposes of the Plan, a series of installment payments shall be -16-

treated as a single payment in accordance with the regulations under Section 409A of the Code. The Initial Election will apply to distributions of all Employee Contributions made prior to January 1, 2007, and applicable earnings or losses, in a Participant’s 409A Accounts unless the Participant executes another benefit election form (a “Second Election”), subject to the following provisions: (i) a Second Election will not take effect until twelve months after the date on which the Second Election is made, (ii) the payment date selected on a Second Election must be a date not less than five years from the date such payment would otherwise have been made under the Initial Election, (iii) a Second Election must be made at least twelve months prior to the date of the first scheduled payment under the Initial Election, (iv) a Second Election may not accelerate payment of the Employee Contributions in a Participant’s 409A Accounts, and (v) a Second Election may only designate distribution payment forms described above. Notwithstanding the foregoing, a Participant shall not be entitled to make a Second Election with respect to any Employee Contributions made on or after January 1, 2007. If a Participant fails to make a selection among the available forms of payment, the Participant shall receive payment of Employee Contributions in the Participant’s 409A Accounts in a lump sum on the first day of the seventh month following the Participant’s separation from service. Beginning January 1, 2007, Participants may modify their elections for 2005 and 2006 Employee Contributions in their 409A Accounts with respect to the form and timing of payment of such contributions, but such modifications are subject to the restrictions applicable to Second Elections that are described above. 7.3 Employer Contributions in 409A Accounts Upon being selected by the Committee to receive Employer Contributions, a Participant will elect the form of payment for the Participant’s Employer Contributions held in the Participant’s 409A Accounts by completing a distribution election form in accordance with procedures prescribed by the Committee. Beginning with 2007 contributions, a Participant shall make a separate distribution election form for each year of Employer Contributions. A Participant’s Employer Contributions held in the Participant’s 409A Accounts shall be distributed upon the first day of the thirteenth month following Participant’s separation from service (within the meaning of Section 409A of the Code and the regulations, notices and other guidance thereunder, including death) from the Employer. The Employer Contributions in a Participant’s 409A Accounts may be distributed in: -17-

(i) a lump sum, or (ii) substantially equal annual installments payable at the Participant’s election over a two-year to ten-year period specified by the Participant. For purposes of the Plan, a series of installment payments shall be treated as a single payment in accordance with the regulations under Section 409A of the Code. Once such election is made, neither the Participant nor the Employer may change the timing or form of distribution of a Participant’s Employer Contributions held in the Participant’s 409A Accounts. If a Participant fails to make a payment election, the Participant shall receive payment of Employer Contributions in a lump sum. 7.4 Hardship Distributions A Participant may receive a distribution from the Participant’s vested Accounts for hardship reasons, provided the Participant has suffered an Unforeseeable Financial Emergency (as defined below). The Committee may request such evidence of a hardship as it deems necessary. All hardship distributions will be made in a lump sum within 90 days following the Participant’s hardship request; provided, however, that hardship distributions shall be paid from 409A Accounts prior to payment from Grandfathered Accounts. The following rules shall apply to a hardship distribution: (a) An “Unforeseeable Financial Emergency” is a severe financial hardship to the Participant resulting from: (i) a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, (ii) loss of the Participant’s property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. (b) The amount of hardship distribution on behalf of an Unforeseeable Financial Emergency will be reduced to the extent that it is or may be relieved: (i) through reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. (c) The determination of whether a Participant has suffered an Unforeseeable Financial Emergency, and the amount of payment to which the Participant is entitled, shall be determined by the Committee based on all of the relevant facts and circumstances. If a Participant receives a hardship distribution from the Plan, then the Participant’s Employee Contributions shall be suspended for the remainder of the calendar year in which such distribution occurred. -18-

7.5 Payments After Death If a Participant dies before receiving the entire balance of the Participant’s Accounts, the remaining balance in the Participant’s Accounts shall become 100% vested and shall be paid to the Participant’s Beneficiaries designated in accordance with procedures prescribed by the Committee. Payment of the remaining balance of the Participant’s Accounts shall be made in a single lump sum within 90 days following the date on which the Committee is notified of the Participant’s death. 7.6 Payments Upon Disability Notwithstanding a Participant’s elections and any provision of the Plan to the contrary, all Accounts that have not yet commenced distribution shall automatically be distributed to a Participant as soon as administratively practicable following the Participant’s Disability as defined under subsection 2.10. Upon Disability, a Participant will receive distribution of the Participant’s Grandfathered Accounts either in: (i) a lump sum; or (ii) substantially equal annual installments payable at the Participant’s election over a two-year to ten-year period specified by the Participant. If a Participant wishes to make changes to any Disability distribution election form with respect to the Participant’s Grandfathered Accounts, such changes must comply with the rules contained in subsection 7.1. Upon a Participant’s Disability, the Participant’s 409A Accounts shall be distributed to the Participant in accordance with the forms of payment elected on the Participant’s distribution election form applicable to each year of contributions. If a Participant wishes to make changes to any Disability distribution election form with respect to the Employee Contributions in the Participant’s 409A Accounts, such changes must comply with the rules contained in subsection 7.2. 7.7 Special Distribution Rules for 409A Accounts If the Company or Affiliate’s deduction for payment of all or any portion of to a Participant’s 409A Accounts would be limited or eliminated by the application of Section 162(m) of the Code, then the Plan will defer payment of such Participant’s 409A Accounts either (i) to a date in the first year in which the Company or the Committee reasonably anticipates that such payment will not result in a deduction limitation under Section 162(m) or (ii) to the year in which the Participant’s separation from employment occurs. If payment of all or any portion of the Participant’s 409A Accounts would violate securities or other applicable laws, or would violate loan covenants or other contractual terms to which the Company or an Affiliate is a party and such violation would result in material harm to the Company or an Affiliate, then payment of the Participant’s 409A Accounts will be made in the first calendar year: (i) in which the Company or Committee reasonably anticipates that the payment would not violate loan or other similar contractual terms and would not result in material harm to the Company or an Affiliate, and (ii) in which the payment would not result in a violation of securities or other applicable laws. Plan payments intended to pay employment taxes, or made as a result of income inclusion of an amount of a Participant’s -19-

benefit as a result of a failure to satisfy Section 409A of the Code, shall be permitted at the Company or Committee’s discretion at any time to the extent provided in Treasury Regulations under Section 409A of the Code and IRS Notice 2005-1, Q&A-15, and any applicable subsequent guidance. “Employment taxes” shall include the Federal Income Contributions Act (FICA) tax imposed under Sections 3101 and 3121(v)(2) of the Code on compensation deferred under the Plan (the “FICA Amount”), the income tax imposed under Section 3401 of the Code on the FICA Amount, and any amounts utilized to pay the additional income tax under Section 3401 of the Code attributable to the pyramiding Section 3401 wages and taxes. If any applicable payment period begins in one Plan Year and ends in the following Plan Year, the Participant or the Participant’s Beneficiary (as the case may be) shall not have the right to designate the year of the payment. 7.8 Designation of Beneficiary A Participant may, by completing a Beneficiary designation form in accordance with procedures prescribed by the Committee, designate one or more primary and contingent Beneficiaries (which may include a trust or an estate) to receive the Participant’s Account balance following the Participant’s death and may designate the proportions in which such Beneficiaries receive payments. A Participant’s Beneficiary designation shall apply to all of his Accounts under the Plan. A Participant may change such designations from time to time, and the last designation filed prior to the Participant’s death shall control. If no Beneficiary designation form was filed by the Participant prior to the Participant’s death, the Participant’s remaining Account balance will be paid to the Participant’s estate. 7.9 Facility of Payment Any amounts payable under the Plan to a Participant or Beneficiary who is under a legal disability or who, in the judgment of the Committee, is unable to manage such person’s affairs, may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner the Committee shall select. 7.10 Unclaimed Benefits If a Participant or Beneficiary’s whereabouts are unknown to the Employer, and if the Participant or the Participant’s Beneficiary fails to claim the Participant’s benefits within two years following termination of the Participant’s employment, the Committee may elect to make payment of the Participant or Beneficiary’s vested benefits as if they had died. If the Employer is unable to locate the Participant or any Beneficiary within three years following the Participant’s employment termination, the Participant and all of the Participant’s designated Beneficiaries shall forfeit all benefits irrevocably. -20-

SECTION 8 Nature of Interest of Participant Participation in this Plan will not create, in favor of any Participant, any right or lien in or against any of the assets of any Employer, and a Participant’s Account balances shall remain an unrestricted asset of the Participant’s Employer. A Participant’s rights to benefits payable under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance. All payments hereunder shall be paid in cash from the general funds of the applicable Employer and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of benefits hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between any Employer and a Participant or any other person, and each Employer’s promise to pay benefits hereunder shall at all times remain unfunded as to the Participant. -21-

SECTION 9 Administration 9.1 Committee This Plan will be administered by the Committee. 9.2 Powers of the Administrative and Investment Committees The Committee’s powers will include, but will not be limited to, the power: (a) to interpret, in its sole discretion, the terms and provisions of the Plan and to determine any and all questions arising under the Plan, including without limitation, the right to remedy possible ambiguities, inconsistencies, or omissions by a general rule or particular decision, (b) to adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and Trust agreement, (c) to enforce the Plan in accordance with the terms of the Plan and the Trust and in accordance with the rules and regulations the Committee has adopted, (d) to direct the Trustees as respects payments or distributions from the Trust in accordance with the provisions of the Plan, (e) to furnish the Employers with such information as may be required by them for tax or other purposes in connection with the Plan, and (f) to employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by the Employers) and to allocate or delegate to them such powers, rights and duties as the Committee may consider necessary or advisable to properly carry out administration of the Plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants, actuaries or other persons, shall be in writing. The Investment Committee’s powers will include, but will not be limited to, the power to exercise full authority and control with respect to the appointment of trustees and investment managers and the investment of Plan assets generally. 9.3 Withholding The Employers shall have the right to deduct from any payment to be made under the Plan any federal, state, or local taxes required by law to be withheld. -22-

9.4 Retirement Claims Procedures To the extent that a Participant’s claim relates to a determination with respect to his Accounts, other than a Disability determination, the Committee will provide the Participant with notice of the status of his claim for retirement benefits within a reasonable period of time after a complete claim has been filed, but no later than 90 days after receipt of the Participant’s benefit claim. The Committee may request an additional 90 day extension if special circumstances warrant by notifying the Participant of the extension before the expiration of the initial 90 day period. If the Participant has not submitted sufficient information to the Committee to process the Participant’s retirement benefit claim, the Participant will be notified of the incomplete claim and given 90 days to submit additional information. This will extend the time in which the Committee has to respond to the Participant’s claim from the date the notice of insufficient information is sent to the Participant until the date the Participant responds to the request. If the Participant does not submit the missing information to the Committee within 90 days of the date of the request, the claim will be denied. If the Participant’s benefit claim is denied, the Participant will receive a notice which will include: (i) the specific reasons for the denial, (ii) reference to the specific Plan provisions upon which the decision is based, (iii) a description of any additional information the Participant might be required to provide with an explanation of why it is needed, (iv) an explanation of the Plan’s claims review and appeal procedures, and (v) a statement regarding the Participant’s right to bring a civil action under Section 502(a) of ERISA following a denial on appeal. The Participant may appeal a denial of a retirement benefit claim by filing a written request with the Committee within 60 days of receipt of the initial denial notice. In connection with the appeal, the Participant may request that the Committee provide, free of charge, copies of all documents, records, and other information relevant to the claim. The Participant may also submit written comments, records, documents, and other information relevant to the appeal, whether or not such documents were submitted in connection with the initial claim. The Committee will conduct a full and fair review of the documents and evidence submitted and will ordinarily render a decision on the Participant’s benefit claim no later than 60 days after receipt of the request for review on appeal. If there are special circumstances, the decision will be made as soon as possible, but not later than 120 days after receipt of the request for review on appeal. If such an extension of time is needed, the Participant will be notified in writing prior to the end of the first 60 day period. The Committee’s final written decision will set forth: (i) the specific reasons for the decision, (ii) references to the specific Plan provisions on which the decision is based, (iii) a statement that the Participant is entitled to receive, upon request and free of charge, access to and copies of all documents, records, and other information relevant to the benefit claim due to Disability, and (iv) a statement regarding the Participant’s right to bring a civil action under Section 502(a) of ERISA following a denial on appeal. 9.5 Disability Claims Procedures To the extent that a Participant’s claim relates to a Disability determination with respect to his Accounts, the Committee will provide the Participant with notice of the status of his claim for Disability benefits within a reasonable period of time after a complete claim has -23-

been filed, but no later than 45 days after receipt of the Participant’s benefit claim. The Committee may request an additional 30 day extension if special circumstances warrant by notifying the Participant of the extension before the expiration of the initial 45 day period. If a decision still cannot be made within this 30 day extension period due to circumstances outside the Committee’s control, the time period may be extended for an additional 30 days, in which case the Participant will be notified before the expiration of the original 30 day extension. If the Participant has not submitted sufficient information to the Committee to process the Participant’s Disability claim, the Participant will be notified of the incomplete claim and given 45 days to submit additional information. This will extend the time in which the Committee has to respond to the Participant’s claim from the date the notice of insufficient information is sent to the Participant until the date the Participant responds to the request. If the Participant does not submit the missing information to the Committee within 45 days of the date of the request, the claim will be denied. If the Participant’s benefit claim is denied, the Participant will receive a notice which will include: (i) the specific reasons for the denial, (ii) reference to the specific Plan provisions upon which the decision is based, (iii) a description of any additional information the Participant might be required to provide with an explanation of why it is needed, (iv) an explanation of the Plan’s claims review and appeal procedures, and (v) a statement regarding the Participant’s right to bring a civil action under Section 502(a) of ERISA following a denial on appeal. The Participant may appeal a denial of a Disability benefit claim by filing a written request with the Committee within 180 days of receipt of the initial denial notice. In connection with the appeal, the Participant may request that the Committee provide, free of charge, copies of all documents, records, and other information relevant to the claim. The Participant may also submit written comments, records, documents, and other information relevant to the appeal, whether or not such documents were submitted in connection with the initial claim. The Committee may consult with medical or vocational experts in connection with Disability claim. The Committee will conduct a full and fair review of the documents and evidence submitted and will ordinarily render a decision on the Participant’s benefit claim no later than 45 days after receipt of the request for review on appeal. If there are special circumstances, the decision will be made as soon as possible, but not later than 90 days after receipt of the request for review on appeal. If such an extension of time is needed, the Participant will be notified in writing prior to the end of the first 45 day period. The Committee’s final written decision will set forth: (i) the specific reasons for the decision, (ii) references to the specific Plan provisions on which the decision is based, (iii) a statement that the Participant is entitled to receive, upon request and free of charge, access to and copies of all documents, records, and other information relevant to the benefit claim due to Disability, and (iv) a statement regarding the Participant’s right to bring a civil action under Section 502(a) of ERISA following a denial on appeal. 9.6 Liability No member of the Administrative or Investment Committees shall be liable for any act of commission or omission in connection with the administration of the Plan, except in circumstances involving bad faith, gross misconduct, or fraud. Except in such instances, the Employers shall fully indemnify, defend and hold harmless the Administrative or Investment Committees members from any and all damages, losses, or costs (including reasonable -24-

attorneys’ fees) that occur by reason of, arise out of, or are incidental to the implementation or administration of the Plan. 9.7 Finality of Committee Determinations Determinations by the Committee or Investment Committees and any interpretation, rule, or administrative decision adopted by the Committee or Investment Committees shall be final and binding for all Plan purposes and upon all interested persons, their heirs, and their personal representatives. No action at law or in equity shall be brought to recover benefits under the Plan until the claim and review processes in this Section have been exercised and until the Plan benefits requested in such review have been denied in whole or in part. If any judicial proceeding is undertaken to appeal the denial of a claim or bring any other action under ERISA, other than a breach of fiduciary duty claim, the evidence presented shall be strictly limited to the evidence timely presented to the Committee. If the Committee denies a Participant’s appeal in whole or in part, and the Participant subsequently wishes to file a claim against the Plan, any such legal action must be brought within 120 days of the Committee’s final decision. Benefits will be paid only if the Committee decides a Participant or Beneficiary is entitled to them. 9.8 Governing Law To the extent this Plan is not preempted by ERISA, the Plan shall be governed by laws of the State of Delaware. -25-

SECTION 10 No Employment Rights No provisions of the Plan or any action taken by the Company, the Board of Directors, the Committee, or the Investment Committee shall give any person any right to be retained in the employ of any Employer, and the right and power of an Employer to dismiss or discharge any Participant is specifically reserved. -26-

SECTION 11 Change in Control 11.1 Amounts Held in Grandfathered Accounts In the event that the stock or substantially all the assets of an Employer, its subsidiary, or one of its divisions is sold, or if a majority of the beneficial ownership of an Employer, subsidiary, or one of its divisions alters (“Change in Control”), the Grandfathered Accounts of Participants affected by such sale shall become immediately due and payable unless a successor of the Employer assumes the liabilities and responsibilities relating to the affected Participants. 11.2 Amounts Held in 409A Accounts In the event that there is a change in ownership of the Employer, a change in effective control of the Employer, or a change in the ownership of a substantial portion of the assets of the Employer, as defined in Code Section 409A and the regulations thereunder (collectively, a “Change in Control Event”), the 409A Accounts of Participants affected by such Change in Control Event shall become 100% vested and shall be immediately due and payable in a lump sum. -27-

SECTION 12 Amendment, Suspension, and Termination The Board of Directors, by resolution duly adopted, shall have the right to amend, suspend, or terminate the Plan at any time, provided that the Board may delegate all or a portion of such rights to the Committees or to any specified person or persons. No amendment, modification, or termination shall, without the consent of a Participant, reduce the Participant’s vested Account balance. In the event the Plan is terminated, the Committee shall continue to administer the Plan in accordance with the relevant provisions thereof. * * * IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed by a duly authorized member of the Committee as of this ____ day of _________________, 2013. AMCOR RIGID PLASTICS USA, INC. EMPLOYEE BENEFITS ADMINISTRATIVE COMMITTEE ______________________________ DM_US 47411246-1.066066.0017 -28-